UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2014 (November 11, 2013)

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OMNICOMM SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Delaware

(State or Other Jurisdiction of Incorporation)

000-25203	11-3349762
(Commission File Number)	(IRS Employer Identification No.)

2101 W. Commercial Blvd. Suite 3500, Ft. Lauderdale, FL	33309
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 473-1254

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed on August 14, 2014 by OmniComm Systems, Inc. (the “Company”) to include financial information referred to in Item 9.01(a) and (b) below relating to the Company’s acquisition of Promasys B.V., a Netherlands company ("Promasys"). The Company hereby amends Item 9.01 of the Initial 8-K to include financial information and pro forma financial information required by Item 9.01(a) and Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The historical unaudited financial statements of Promasys B.V. at September 30, 2013 and for the nine months ended September 30, 2013 and 2012 is attached as Exhibit 99.1 to this Current Report on Form 8-K/A.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated combined financial information of the Company at September 30, 2013 and for the nine months ended September 30, 2013 and the year ended December 31, 2012 reflecting the acquisition of Promasys B.V. is attached as Exhibit 99.2 to this Current Report on Form 8-K/A.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited Financial Statements of Promasys B.V. at September 30, 2013 and for the nine months ended September 30, 2013 and 2012.

99.2	Unaudited Pro Forma Condensed Consolidated Combined Financial Information at September 30, 2013 and for the nine months ended September 30, 2013 and the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniComm Systems, Inc.

Date: October 22, 2014	By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Accounting and Financial Officer